

Btk Inhibitor PCI-32765 Monotherapy Induces Objective Responses in Patients with Relapsed Aggressive NHL: Evidence of Antitumor Activity from a Phase I Study

R. Advani[1], J. Sharman[2], S. Smith[3], D. Pollyea[1], T. Boyd[4], B. Grant[5], K. Kolibaba[6], J. Buggy[7], A. Hamdy[7] and N. Fowler[8]

[1]Stanford University Medical Center, [2]Willamette Valley Cancer Institute, [3]University of Chicago, [4]Yakima Valley Memorial Hospital/North Star Lodge, [5]Fletcher Allen Health Care and University of Vermont, [6]Northwest Cancer Specialist, P.C., [7]Pharmacyclics, Inc., [8]University of Texas, MD Anderson Cancer Center

B Cell Receptor Signaling Pathway


B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2
PIP3
PI3K
BTK
LYN
SYK
PLCγ
BLNK
DAG
IP3
Ca++
PKCβ
IKK
ERK
NF-κB
Nucleus

- B cell antigen receptor (BCR) signaling is required for tumor expansion and proliferation
- BCR signaling requires Bruton's Tyrosine Kinase (Btk)
- Mutations in Btk prevent B cell maturation
- Btk inhibition blocks BCR signaling and induces apoptosis

PCI-32765
Novel Small Molecule Btk Inhibitor

- Forms a specific and irreversible bond with cysteine-481 in Btk
- Potent Btk inhibition
  - IC_{50} = 0.5 nM
- Orally available



O
NH2
N
N
N
N
N
O

PCI-32765

PCI-32765 Preclinical Findings

- *In vitro* data
  - Blocks BCR-stimulated activation of NF-kB and ERK
  - Inhibits growth and induces apoptosis of B cell lymphoma cell lines
  - Does not affect T cell function

- Active in multiple *in vivo* models
  - Transgenic murine model of BCR-driven lymphoma
  - Spontaneous B cell lymphoma in canines
  - Mouse models of autoimmune disease

Study Design

- Ongoing Phase I, multicenter, open-label, dose-escalation study of PCI-32765 in recurrent B cell lymphoma
- Dosing
  - Cohorts n $\geq$ 6 patients
  - If $\geq$ 2 DLTs are observed during Cycle 1, MTD will be established as the previous cohort
  - Dosing until PD
  - 1.25, 2.5, 5.0, 8.3, 12.5, 17.5 mg/kg/d (QD 28 days + 7-days rest)
  - Continuous dosing at 8.3 mg/kg/day (QD 35 days + 0-days rest)
  - Current dose level = 12.5 mg/kg/day
- Tumor assessment performed every 2 cycles

Objectives

- **Primary Objectives:**
  - Establish the safety and the MTD
  - Determine the pharmacokinetics of study drug
  - Measure the pharmacodynamic parameters, including drug occupancy of Btk
- **Secondary Objective:**
  - Evaluate tumor response

Eligibility: Key Inclusion / Exclusion Criteria

- Ig^{+} Surface Antigen B cell NHL including CLL/SLL and WM
- Measurable disease
  - ≥ 2 cm diameter for NHL or ≥ 5000 leukemia cells/mm^3 for CLL or IgM level ≥ 1000 mg/dL + BM infiltration for WM
- Prior treatment: ≥ 1 and ≤ 4
- No known CNS involvement or uncontrolled infection
- ECOG ≤ 1
- Laboratory:
  - Platelets count ≥ 75,000/µL and ANC ≥ 1500/µL (unless CLL with BM involvement)
  - Adequate renal/hepatic function

Results: Baseline Patient Characteristics n=47

Median age, years (range)	65 (41-82)
Histology at diagnosis	n (%)
FL	16 (34)
CLL/SLL	15 (32)
DLBCL	7 (15)
MCL	4(9)
MZL	4(9)
WM	1(2)
Median prior therapies, (range)	**3 (1-4)**
Therapy	n (%)
Rituximab	43 (91)
Alkylators	40 (85)
Nucleoside analogs	27 (57)
Anthracyclines	19 (40)

93% CLL patients had prior nucleoside and R, while 73% had prior nucleoside, R, and alkylator
82% DLBCL/MCL received anthracyclines

pharmacyclics

Results: Enrollment

Total n = 47

Cohorts	(mg/kg/day)	n
I:	1.25	7
II:	2.5	9
III:	5.0	6
IV:	8.3	8
CD:	8.3 (Continuous dosing)	10
V:	12.5	7

Disposition	n
On study	25
Discontinuation of drug	22
Disease progression	13
Patient decision	2
PI decision	1
SAE	4
DLT	2

Results: Frequency of Adverse Events

n=47	n (%)
Any AE	47 (100)
Grade ≥ 3 AE	18 (38)
Any Related AE	38 (81)
Related Grade ≥ 3 AE	6 (13)
Any SAE	13 (28)
Related SAEs	2 (4)
Deaths*	4 (9)

Note: Counts in the table represent number of patients

*All deaths due to documented disease progression

Results: All Patients with Related AE's by Dose Level

	I	II	III	IV	CD	V
	1.25 mg/kg n=7	2.5 mg/kg n=9	5 mg/kg n=6	8.3 mg/kg n=8	8.3 mg/kg n=10	12.5 mg/kg n=7
Grade 1	7	7	5	5	7	4
Grade 2	5	4	3	3	1	3
Grade 3	0	3	0	3	0	0
Grade 4	0	2	0	0	0	0

- No consistent relationship between dose level and observed adverse events

Results: n = 47
All Non Hematologic AE (≥ 5% Incidence)



% Incidence
100
80
60
40
20
0
Grade 3
Grade 2
Grade 1
Diarrhea
Fatigue
Muscoskeletal Pain
Nausea
Cough
Nasal congestion
Pyrexia
Rash
Pneumonia
Dyspnea
Headache
Muscle spasms
Myalgia
Oropharyngeal pain
Dizziness
Abd Pain
Constipation
Peripheral edema
Decreased appetite
Insomnia
Weight ↓
Resp tract infection
Petechiae
Vomiting
Arthralgia
Asthenia
Candidiasis
Confusional state
Dry mouth
Hypocalcaemia
Memory impairment
Pain
Urinary tract infection

pharmacyclics

Results: All laboratory AE's (n=47)

- No change in circulating normal B, T or NK cells in peripheral blood
- No consistent changes in hepatic and renal functions
- No consistent hematologic laboratory findings
- No consistent dose effect relationship

Durable and Dose-Dependent Pharmacodynamic Effects with PCI-32765


Btk Occupancy in Peripheral Blood Cells
(Probe Assay)
% Unoccupied Btk
100
75
50
25
0
Pre 4h 24h Pre 4h 24h Pre 4h 24h Pre 4h 24h Pre 4h 24h Pre 4h 24h
Cohort I
1.25 mg/kg
Cohort II
2.5 mg/kg
Cohort III
5 mg/kg
Cohort IV
8.3 mg/kg
CD Cohort
8.3 mg/kg
Cohort V
12.5 mg/kg
Absence of PCI-32765
Presence of PCI-32765
Probe
32765
Btk
Btk
Probe

pharmacyclics

Results: Pharmacokinetics

Mean PCI-32765 Plasma Concentration Time Profiles for Day 1 (Cohorts 1-4)

- Mean Tmax not dose dependent - 1.0 to 2.3 h after oral delivery
- Mean $t_{1/2}$ increased with increasing dose - 6.3 to 10.8 h
- Day-8 AUC_{0-24h} greater than Day-1 AUC_{0-inf} by 75% to 250%
- Btk full occupancy occurred at AUC_{0-inf} values ≥ 455 nM•h
- All patients given 2.5 mg/kg had a Day-8 AUC value > 557 nM•h



Cohort 1 (1.25 mg/kg/d)
Cohort 2 (2.5 mg/kg/d)
Cohort 3 (5.0 mg/kg/d)
Cohort 4 (8.3 mg/kg/d)
Total Plasma Concentration (nM)
1000
100
10
1
0
2
4
6
8
10
22
24
26
Time Postdose (h)

pharmacyclics

Response by Ascending-Dose Cohort

Cohort[1]	Dose (mg/kg)	# of Pts	Clinical Finding				
			CR	PR	SD	PD	NE
I	1.25	7		2	1	4	
II	2.5	9		4	1	2	2
III	5.0	6	1	2	1	1	1
IV	8.3	8	1	2	3	1	1
Continuous	8.3	10		5	3	1	1
	Total	40	2 5%	15 37.5%	9 22.5%	9 22.5%	5 12.5%

[1] Reponses in 5th dose-level cohort (12.5 mg/kg) have yet to be determined

pharmacyclics®

Response by Histology

Cohorts 1-4 and Continuous Dose Cohort

Histology	# of Pts	Clinical Finding[1]					
		RR[2]	CR	PR	SD	PD	NE[3]
Chronic lymphocytic leukemia (CLL/SLL)	13	82%	1	8	2		2
Mantle cell lymphoma (MCL)	4	75%	1	2	1		
Diffuse large B-cell lymphoma (DLBCL)	6	17%		1	1	4	
Follicular lymphoma (FL)	13	27%		3	4	4	2
Marginal zone lymphoma (MZL)	4	33%		1	1	1	1

RR[2] = 48.6% (17/35)
ITT response rate = 42.5% (17/40)

[1] Efficacy data for 12.5 mg/kg cohort has not been collected to date
[2] Evaluable response rate (evaluable = at least one efficacy measurement completed)
[3] NE = Not evaluated for efficacy

pharmacyclics

Results: Change in Tumor Burden in Cohorts 1-4 and Continuous Dose Cohort


150
125
100
75
50
25
0
-25
-50
-75
-100
% Change SPD
n=32[1]
DLBCL (n=5)
FL (n=10)
CLL/SLL (n=10)
MCL (n=4)
Marginal (n=3)

1 8 patients not included due to lack of tumor measurements (2 PD, 2 SAE, 2 DLT, 1 Pt decision, 1 pending)

pharmacyclics

Results: Time on Treatment



Dose (mg/kg/day)
1.25
2.5
5.0
8.3
8.3-
CD
12.5
On study n=25
Off study n=22
* Partial or complete response
* Stable disease
Median number of cycles for Cohorts 1-4 is 4, range (0 to 10)
0
5
10
15
20
25
30
35
40
45
50
55
Duration (wks)

pharmacyclics

Results: CLL Response in Circulating Cells Over Time

- **Transient increases in circulating CLL cells associated with observed decrease in lymph node size**



Patient 073001
WBC x 10^9/L
120
100
80
60
40
20
0
SPD
67.74
SPD
16.99
SPD
9.8
Screening
C1 Day 1
C1 Day 15
C2 Day 1
C2 Day 15
C3 Day 1
C3 Day 15
C4 Day 1
C4 Day 15
C5 Day 1
30 Day FU

pharmacyclics

Conclusions

- Btk inhibition in B-cell malignancies is a novel and promising treatment approach
- PCI-32765 is first-in-class potent inhibitor of Btk that demonstrated clinical benefit with single agent oral dosing.
- Well tolerated with minimal toxicities at doses up to 12.5 mg/kg/day, MTD not reached
- Responses observed in patients with CLL/SLL, MCL, FL, and DLBCL
- Safety and response assessment is ongoing